MILK BOTTLE CARDS INC.

SUBSCRIPTION AGREEMENT

Milk Bottle Cards Inc.
c/o Randolf W. Katz
1900 Main Street, Suite 700
Irvine, California 92614

Dear Mr. Katz:

The undersigned hereby subscribes to purchase _______ units (the “Units”) of securities, each Unit consisting of one share of Series A Preferred Stock (the “Series A Preferred”) of Milk bottle Cards Inc., a Nevada corporation (the “Company”), and one warrant (a “Warrant”) for the purchase of one share of common stock, par value $.001 per share (the “Common Stock”), of the Company, in accordance with the following paragraphs. This subscription agreement is one of a series of subscription agreements representing an aggregate of up to two million one hundred thousand dollars of Units (the “Offering”). This subscription may be rejected in whole or in part by the Company, in its sole and absolute discretion for any reason or for no reason. Any questions regarding this document or the investment described herein should be directed to Randolf W. Katz, 1900 Main Street, Suite 700, Irvine, California 92614; (949) 223-7103.

1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase __________ Units at $1.05 per Unit for a total purchase price of $___________, and tenders such purchase price by means of a check (cashiers, certified, or personal), money order, or wire transfer made payable to: “Bryan Cave LLP Client Trust Account, as Escrow Agent for Milk Bottle Cards Inc.”

2. Representations and Warranties of the Undersigned. The undersigned hereby makes the following representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all judgments of the claims against the Company for any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties made by the undersigned.

(a)	The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

(b)
The undersigned confirms receipt and careful review of all written material provided by, or on behalf of, the Company in respect of its business and prospects, the pending transaction with ForgeHouse LLC, and all information provided by the Company to its stockholders in its Information Statement on Schedule 14C. The undersigned understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned confirms that he has obtained sufficient information, in his judgment or that of his independent purchaser representative, if any, to evaluate the merits and risks of this investment. The undersigned confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for the Units. In making a decision to purchase the Units, the undersigned has relied exclusively upon his experience and judgment, or that of his purchaser representative, if any, upon such independent investigations as he, or they, deemed appropriate, and upon information provided by the Company in writing or found in the books, records, or documents of the Company;

(c)	The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of an evaluation of the merits and risks of this investment;

(d)
The undersigned is aware that an investment in the Company is highly speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of the component parts of the Units, which may make the liquidation of this investment impossible for the indefinite future;

(e)
The offer to sell the Units was directly communicated to the undersigned by such a manner that the undersigned, or his purchaser representative, if any, was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising;

(f)	The Units are being acquired solely for the undersigned’s own account, for investment, and are not being purchased with a view to resale, distribution, subdivision, or fractionalization thereof;

(g)
The undersigned understands that the Units and their component parts have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon exemptions from regulation for non-public offerings. The undersigned understands that the Units and any interest therein may not be, and agrees that the Units and any interest therein will not be, resold or otherwise disposed of by the undersigned unless the Units or the relevant interests therein are subsequently registered under the Securities Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

(h)	The undersigned has been informed of and understands the following:

(1)	There are substantial restrictions on the transferability of the Units and their component parts;

(2)	No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of Units or their component parts;

(i)
None of the following information has ever been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, or agent or employee of the foregoing, or by any other person:

(1)	The approximate or exact length of time that the undersigned will be required to remain as a holder of the Units or their component parts;

(2)	The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in the Company;

(3)
That the past performance or experience of the Company, its officers, directors, associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the plan of operations of the Company or the return on the investment;

(j)
The undersigned has not distributed any information relating to this investment to anyone other than his purchaser representative, if any, and no other person except such personal representative and the undersigned has used this information;

(k)
The undersigned hereby agrees to indemnify the Company and to hold it harmless from and against any and all liability, damage, cost, or expense, including its attorneys’ fees and costs, incurred on account of or arising out of:

(1)	Any material inaccuracy in the declarations, representations, and warranties hereinabove set forth;

(2)	The disposition of the Units or any part thereof by the undersigned, contrary to the foregoing declarations, representations, and warranties;

(3)	Any action, suit, or proceeding based upon:

(i)	the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

(ii)	the disposition of the Units or any part thereof.

3. Right of First Refusal. The Company hereby grants to the undersigned the right of first refusal to purchase a pro rata share of New Securities (as defined in Section 3(a), below) that the Company may, from time to time, propose to sell and issue. The undersigned’s pro rata share, for purposes of this right of first refusal, is a fraction, the numerator of which is the number of shares of Common Stock (or underlying the Series A Preferred and underlying the Warrants and assuming full conversion or exercise thereof) owned by the undersigned immediately prior to the issuance of New Securities and the denominator of which is the total number of shares of Common Stock outstanding (or underlying the Series A Preferred and underlying the Warrants and assuming full conversion or exercise thereof) owned by each of the subscribers in this Offering (including those owned by the undersigned) immediately prior to the issuance of New Securities. The undersigned shall have a right of over-allotment such that if any other such subscriber fails to exercise its right to purchase its pro rata share of New Securities, the undersigned (and each other purchasing subscriber) may purchase the non-purchasing other subscriber’s portion on a pro rata basis within ten (10) days from the date such non-purchasing subscriber fails to exercise its right to purchase its pro rata share of New Securities. This right of first refusal shall be subject to the following provisions:

(a) “New Securities” shall mean any (x) capital stock of the Company, whether now authorized or not, (y) rights, options, or warrants to purchase such capital stock, and (z) securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term “New Securities” does not include (i) securities issued in connection with this Offering; (ii) securities issued upon conversion of the Series A Preferred issued in this Offering or the exercise of the Warrants granted in this Offering; (iii) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation; (iv) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof; (v) any borrowings by the Company, direct or indirect, from financial institutions, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings shall be approved by not less than one of the directors elected by the holders of the Series A Preferred (if any shall then hold office); (vi) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase, or stock bonus plan, agreement, or arrangement approved by the Company’s Board of Directors; (vii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital and so long as such issuance is approved by the Company’s Board of Directors, including the affirmative vote of not less than one of the directors elected by the holders of the Series A Preferred (if any shall then hold office); (viii) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Company’s Board of Directors, including the affirmative vote of not less than one of the directors elected by the holders of the Series A Preferred (if any shall then hold office); (ix) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor, or other person; (x) securities issued in a public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public of at least $10,000,000; (xi) securities issued in connection with any stock split, stock dividend, or recapitalization of the Company; (xii) securities issued as payment of dividends; and (xiii) any right, option, or warrant to acquire any security exercisable or convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (xiii) above. In addition to the foregoing, the right of first offer in this Section 3 shall not be applicable with respect to the undersigned or any other such subscriber, as applicable, in any subsequent offering if (i) at the time of such offering, the undersigned or any other such subscriber, as applicable, is not an “accredited investor,” as that term is then defined in Rule 501(a) of the Securities Act and (ii) such other offering is otherwise being offered only to accredited investors.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give the undersigned and each other such subscriber, as applicable, written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. The undersigned and each other such subscriber, as applicable, shall have twenty (20) days after giving of such notice to agree to purchase the undersigned’s or any other such subscriber’s, as applicable, pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) In the event the undersigned or any other such subscriber, as applicable, shall fail to exercise fully the right of first refusal within such twenty (20)-day period and after the expiration of the ten (10)-day period for the exercise of the over-allotment provisions of this Section 3, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities with respect to which the undersigned’ and each other such subscriber’s, as applicable, right of first refusal option set forth in this Section 3 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company’s notice pursuant to Section 3(b), above. In the event the Company has not sold within such sixty (60)-day period or entered into an agreement to sell the New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the undersigned and any other such subscriber, as applicable, in the manner provided in Section 3(b), above.

(d) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, resulting in aggregate proceeds of more than $10,000,000 and in any event shall expire on January 22, 2010.

(e) The right of first refusal set forth in this Section 3 may not be assigned or transferred, except that (i) such right is assignable by the undersigned to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by, or under common control with, any the undersigned and (ii) such right is assignable between and among the undersigned and each other such subscriber, as applicable.

4. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned’s interest herein except to a subsidiary or affiliate of the undersigned. The undersigned agrees not to sell, transfer, or assign any of its right, title, and interest in and to the Units except to a subsidiary or affiliate of the undersigned.

5. Accredited Investor; non-U.S. Person/Offshore Transaction. The undersigned is either an “accredited investor” or is not a “U.S. Person,” as those terms are defined in Rule 501(c) of Regulation D or in Rule 902(k), respectively, each promulgated under the Securities Act. If the undersigned is not a U.S. Person, the offer or sale of the Units was made in an “offshore transaction,” as that term is defined in Rule 902(h), as promulgated under the Securities Act.

6. Understandings of the Purchaser. The undersigned acknowledges, understands, and agrees that:

(a)	The Company reserves the right to reject all or any part of this subscription in their sole and absolute discretion for any cause or for no cause;

(b)
The undersigned will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest thereon or deduction therefrom; and

(c)	The Units and their component parts shall be deemed issued and owned by the undersigned upon the Company’s receipt of the purchase price therefor and its acceptance thereof.

7. State Securities Laws. The offering and sale of the Units is intended to be exempt from qualification under the securities laws of Nevada and ________________ [insert the state of residence or domicile of the undersigned].

8. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a “purchaser” pursuant to Regulation D promulgated under the Securities Act or any state law, does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

9. Acceptance. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the Units indicated, which offer may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by its execution hereof.

10. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the undersigned.

11. Choice of Law; Forum. Notwithstanding the place where this Subscription Agreement or any counterpart hereof may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Nevada and that any actions related hereto shall be brought in a court of competent jurisdiction located in Clark County, Nevada.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

The undersigned desires to take title in the Units and their component parts as an __________________ [individual, trust, partnership, corporation]. The exact spelling of name(s) under which title to the Units and their component parts shall be taken, and the exact location for delivery of the Units and their component parts, is (please print):

Name(s) __________________________________________________________________
(address) _____________________________
 _____________________________
 _____________________________
 _____________________________

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

Purchase Price subscribed: $ _____________________ Number of Units subscribed: ________________

_________________________________________________________________________________________________
Name of Purchaser(s) (Please print or type)

_____________________________
Signature
_____________________________
Signature

Social Security/Tax Identification Number: _____________________________

Mailing Address: _____________________________
 _____________________________
 _____________________________
 _____________________________

Executed at ______________________, this ____________ day of January, 2008.
(location)

SUBSCRIPTION ACCEPTED:

MILK BOTTLE CARDS INC.

By:
_______________ , Authorized Signatory

DATE: January __, 2008